Exhibit 32.2

                  Certification Pursuant to
                   18 U.S.C. Section 1350,
                   as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002


          In connection with the Quarterly Report of Myoffiz, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Jaren Chan, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the
requirements of section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

          (2)  The information contained in the Report
fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              By   /s/  Jaren Chan
                                 --------------------
                              Jaren Chan
                              Chief Executive Officer


February 10, 2004